UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2014

Item 1. Reports to Stockholders.

Annual Report 10/31/2014

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Equity Income Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 1000 Value Index	S&P 500 Index
1-Year	14.19%	7.62%	16.46%	17.27%
5-Year	15.83	14.47	16.49	16.69
10-Year	9.24	8.59	7.90	8.20

Performance data quoted represents past performance, which does not guarantee future results.    The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 14.19% during the reporting period, underperforming the Russell 1000 Value Index (the “Index”), which returned 16.46% during the same period. The Fund’s underperformance versus the Index stemmed primarily from weaker relative stock selection and an overweight position in consumer discretionary, an underweight position in health care, and less favorable stock selection in financials. The Fund outperformed the Index in the telecommunication services and information technology sectors, due to stronger relative stock selection.

MARKET OVERVIEW

Equity markets were choppy for the one-year reporting period ended October 31, 2014. U.S. equities generally ended the reporting period with positive returns, and outperformed foreign equities, including European and emerging market equities. At the outset of the reporting period, U.S. stocks generally rallied as central banks throughout the world maintained their accommodative policies. In the U.S., the Federal Reserve (“Fed”) maintained its open-ended quantitative easing program involving monthly bond purchases of $85 billion. In December 2013, the Fed announced for the first time that it would reduce its monthly purchases by $10 billion effective the following month. This set the stage for the Fed’s much anticipated tapering of the program.

To start 2014, U.S. equities fell amid fears that political and economic instability in the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3    OPPENHEIMER EQUITY INCOME FUND

world’s emerging markets might further dampen the U.S. economic recovery. While these fears generally failed to materialize, economic activity was constrained by unusually harsh winter weather over much of the U.S., which caused downturns in consumer spending, corporate investment, and business inventory replenishment. Despite additional cuts in quantitative easing and signs of ongoing strength in U.S. labor markets, U.S. Gross Domestic Product (“GDP”) contracted at a surprising 2.1% annualized rate over the first quarter.

Equity markets in the U.S. then rebounded as economic data released in the second quarter was positive, with the economy finally regaining all of the jobs lost during the 2008 recession, and the U.S. stock market achieving record highs. The U.S. Department of Commerce later announced that U.S. GDP rebounded at a robust 4.6% annualized rate during the second quarter. Markets were also buoyed by additional stimulative monetary policies enacted by central banks throughout the world, including the European Central Bank (the “ECB”).

The upward march of U.S. equity prices then paused in the third quarter of 2014, with large-capitalization stocks mostly moving sideways, mid-capitalization stocks declining modestly, and small-capitalization stocks falling significantly. Smaller-capitalization stocks generally exhibit greater sensitivity to the domestic economy and as the noise around expected Fed tightening got louder, the market worried that a slowing in domestic growth would negatively impact these stocks. Other macroeconomic concerns over the third quarter included geopolitical tensions in Ukraine and the Middle East, and falling oil prices. However, domestic equity markets rallied again in the closing weeks of the reporting period, eliminating the losses experienced over the third quarter. In addition, the reporting period ended with the U.S. Department of Commerce announcing that U.S. GDP grew at an estimated 3.5% over the third quarter of 2014. That figure was later revised to 3.9%.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Apple, Inc., JPMorgan Chase & Co. and Microsoft Corp. Apple rallied strongly in April 2014 after iPhone sales came in higher than analysts anticipated and the company announced a 7-for-1 stock split and increased both its dividend and share repurchases. In addition, excitement surrounding the introduction of two new iPhones, and the upcoming introduction of a new iWatch product, resulted in strong performance. At period end, while we reduced our position modestly, we continue to like the risk/reward in Apple. The stock is currently trading at a low earnings multiple, has a large cash balance, an attractive dividend yield, a large share buyback and a promising slate of new products. JPMorgan Chase & Co. rallied in the beginning of the reporting period, benefiting both from an improving outlook for economic growth and better investor sentiment. The sentiment improvement was

4    OPPENHEIMER EQUITY INCOME FUND

driven by the announcement of several litigation and regulatory settlements that largely addressed the overhang of “headline” risk that had plagued the stock. The company also released positive earnings announcements during the reporting period. Microsoft, the world’s largest software maker, announced cost cutting measures and has discontinued unpromising products, placing more emphasis on cloud-computing software delivered via the web. Microsoft also saw signs of improvement in the personal computer market, which drives sales of Windows and Office software.

Detractors from performance this reporting period included General Cable Corp., Ford Motor Co. and General Motors Co. (“GM”). General Cable is a leading manufacturer and distributor of copper wire and cable for the telecom and utility industries. Inconsistent results and weak copper prices have driven the stock and convertible bond lower during the past few months. The company has initiated a restructuring program to reduce costs and we believe that pent up demand for utility spending should materialize during the next few quarters. Auto stocks, such as Ford Motor and GM, suffered over the first quarter of 2014 as investors became concerned that the sales momentum from last year would not be sustained. In addition, Ford Motor announced disappointing guidance for 2015 at its analyst day in late September 2014. Higher losses in Russia and South America, coupled with conservative commentary on the margin outlook in North America, resulted in a material decline in 2015 earnings guidance.

While we were disappointed by the guidance, at period end, we continue to believe that the U.S. auto market remains very healthy and Ford’s new aluminum truck has the potential to drive sales and profits in 2015 and 2016. A healthy dividend yield and modest valuation may also provide downside protection. General Motors was also negatively impacted by recalls announced during the reporting period, as they hurt both the consumer’s perception of manufacturing quality and the company’s profitability. While GM’s recall may negatively impact the short-term outlook, longer term we believe the company can regain its sales momentum. We also remain positive on the outlook for autos in general because we expect pent-up demand to continue to drive sales higher.

STRATEGY & OUTLOOK

The Fund aims to provide shareholders with long-term growth of capital and a competitive level of income. It invests primarily in the common stocks of large, dividend-paying companies, but may also own income-oriented investments such as preferred shares, convertible bonds and other types of fixed income securities. Through intensive fundamental research and the careful management of portfolio risks, the Fund aims to deliver strong returns compared to its peers.

While we were surprised by the extent of the market weakness during the third and early fourth calendar quarters, we remain optimistic about the market as we enter 2015. While Europe’s weakness is a concern,

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we believe the strength in the U.S. economy can continue to improve, driven by low interest rates, easy monetary policy, strong corporate balance sheets and profitability, and better consumer balance sheets. We believe corporate earnings should continue to improve and dividends should continue to increase in line with earnings. We expect interest rates to ultimately begin to move higher, which can result in flat to negative returns for most fixed income asset classes and make equities look even more appealing. Wildcards remain, including commodity prices and geopolitical risk, but overall our outlook for equities remains constructive at period end.

Michael S. Levine, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Citigroup, Inc.	4.3%
JPMorgan Chase & Co.	3.9
Chevron Corp.	2.7
MetLife, Inc.	2.5
Ford Motor Co.	2.2
Apple, Inc.	2.2
CenturyLink, Inc.	2.1
Assured Guaranty Ltd.	2.1
General Motors Co.	2.0
Best Buy Co., Inc.	1.9

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	11.2%
Oil, Gas & Consumable Fuels	9.1
Insurance	5.9
Diversified Telecommunication Services	5.2
Pharmaceuticals	5.1
Automobiles	4.2
Capital Markets	4.0
Real Estate Investment Trusts (REITs)	3.7
Specialty Retail	3.4
Electric Utilities	2.6

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2014, and are based on net assets.

PORTFOLIO ALLOCATION

Common Stocks	80.7%
Convertible Corporate Bonds and Notes	7.7
Structured Securities	6.5
Preferred Stocks	2.8
Non-Convertible Corporate Bonds and Notes	1.3
Investment Companies
Oppenheimer Institutional Money
Market Fund	0.7
Rights, Warrants and Certificates	0.2
Mortgage-Backed Obligations
Government Agency	—*
Non-Agency	0.1
Exchange-Traded Options Purchased	—*
U.S. Government Obligations	—*

* Represents a value of less than 0.005%.

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2014, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/14

	Inception Date	1-Year	5-Year		10-Year
Class A (OAEIX)	2/13/87	14.19%	15.83%		9.24%
Class B (OBEIX)	3/3/97	13.28%	14.79%		8.66%
Class C (OCEIX)	3/3/97	13.33%	14.93%		8.34%
Class I (OIEIX)	2/28/12	14.66%	17.46%	*	N/A
Class R (ONEIX)	3/1/01	13.85%	15.39%		8.82%
Class Y (OYEIX)	2/28/11	14.46%	12.28%	*	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/14

	Inception Date	1-Year	5-Year		10-Year
Class A (OAEIX)	2/13/87	7.62%	14.47%		8.59%
Class B (OBEIX)	3/3/97	8.28%	14.56%		8.66%
Class C (OCEIX)	3/3/97	12.33%	14.93%		8.34%
Class I (OIEIX)	2/28/12	14.66%	17.46%	*	N/A
Class R (ONEIX)	3/1/01	12.85%	15.39%		8.82%
Class Y (OYEIX)	2/28/11	14.46%	12.28%	*	N/A

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Russell 1000 Value Index and the S&P 500 Index. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes

8    OPPENHEIMER EQUITY INCOME FUND

reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9    OPPENHEIMER EQUITY INCOME FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During 6 Months Ended October 31, 2014
Class A	$ 1,000.00	$ 1,055.20	$ 5.35
Class B	1,000.00	1,051.40	9.35
Class C	1,000.00	1,051.60	9.35
Class I	1,000.00	1,057.60	3.06
Class R	1,000.00	1,054.00	6.70
Class Y	1,000.00	1,056.60	4.10

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.01	5.26
Class B	1,000.00	1,016.13	9.19
Class C	1,000.00	1,016.13	9.19
Class I	1,000.00	1,022.23	3.01
Class R	1,000.00	1,018.70	6.58
Class Y	1,000.00	1,021.22	4.03

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.03%
Class B	1.80
Class C	1.80
Class I	0.59
Class R	1.29
Class Y	0.79

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

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STATEMENT OF INVESTMENTS October 31, 2014

	Shares	Value
Common Stocks—81.2%
Consumer Discretionary—14.0%
Auto Components—2.0%
American Axle & Manufacturing Holdings, Inc.[1]	665,000	$12,854,450
Lear Corp.	1,230,000	113,775,000
		126,629,450

Automobiles—4.2%
Ford Motor Co.	9,920,000	139,772,800
General Motors Co.[2]	4,125,000	129,525,000
		269,297,800

Household Durables—1.3%
MDC Holdings, Inc.	2,225,000	54,334,500
Standard Pacific Corp.[1]	3,538,700	26,186,380
		80,520,880

Media—1.1%
Time Warner Cable, Inc.	460,000	67,716,600

Multiline Retail—2.0%
J.C. Penney Co., Inc.[1,2]	250,000	1,902,500
Kohl’s Corp.	1,000,000	54,220,000
Target Corp.[2]	1,112,500	68,774,750
		124,897,250

Specialty Retail—3.4%
Best Buy Co., Inc.[2]	3,590,000	122,562,600
Foot Locker, Inc.[2]	1,304,500	73,065,045
Staples, Inc.[2]	1,350,000	17,118,000
		212,745,645

Consumer Staples—3.8%
Beverages—0.6%
Molson Coors Brewing Co.	270,000	20,082,600
PepsiCo, Inc.[2]	180,500	17,358,685
		37,441,285

Food & Staples Retailing—1.6%
CVS Health Corp.[2]	150,000	12,871,500
Kroger Co. (The)[2]	750,000	41,782,500
Walgreen Co.	680,000	43,669,600
		98,323,600

Food Products—1.1%
Archer-Daniels-Midland Co.[2]	410,000	19,270,000
ConAgra Foods, Inc.	610,000	20,953,500
Pinnacle Foods, Inc.	852,500	28,814,500
		69,038,000

Tobacco—0.5%
Philip Morris International, Inc.[2]	377,500	33,601,275

12        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value
Energy—10.6%
Energy Equipment & Services—1.5%
Ensco plc, Cl. A	1,135,100	$46,073,709
Halliburton Co.	817,100	45,054,894
		91,128,603

Oil, Gas & Consumable Fuels—9.1%
Apache Corp.	610,000	47,092,000
BP plc, Sponsored ADR	1,750,000	76,055,000
Chevron Corp.	1,430,000	171,528,500
Kinder Morgan Energy Partners LP	17,250	1,618,050
Kinder Morgan Management LLC[1]	380,569	36,207,335
Kinder Morgan, Inc.	2,920,000	113,004,000
Marathon Oil Corp.	562,500	19,912,500
Royal Dutch Shell plc, Cl. A, Sponsored ADR	800,000	57,432,000
Williams Cos., Inc. (The)	985,000	54,677,350
		577,526,735

Financials—25.2%
Capital Markets—4.0%
Apollo Global Management LLC, Cl. A	112,500	2,559,375
Credit Suisse Group AG, Sponsored ADR[1]	1,305,000	34,765,200
Goldman Sachs Group, Inc. (The)	470,000	89,295,300
KKR & Co. LP	2,400,000	51,744,000
Morgan Stanley[2]	2,175,000	76,016,250
		254,380,125

Commercial Banks—11.2%
Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	1,310,000	14,619,600
Bank of America Corp.	1,325,000	22,737,000
CIT Group, Inc.[2]	775,000	37,920,750
Citigroup, Inc.[2]	5,099,100	272,954,823
JPMorgan Chase & Co.[2]	4,112,500	248,724,000
M&T Bank Corp.	27,250	3,329,405
Wells Fargo & Co.[2]	2,022,500	107,374,525
		707,660,103

Insurance—5.9%
American International Group, Inc.	225,000	12,053,250
Assured Guaranty Ltd.	5,775,000	133,287,000
Genworth Financial, Inc., Cl. A1	313,900	4,391,461
MBIA, Inc.[1]	1,713,675	16,725,468
MetLife, Inc.	2,889,873	156,746,711
XL Group plc, Cl. A	1,430,500	48,465,340
		371,669,230

Real Estate Investment Trusts (REITs)—3.7%
Apollo Commercial Real Estate Finance, Inc.	1,825,000	30,003,000
Ashford Hospitality Trust, Inc.	2,090,000	23,617,000
Blackstone Mortgage Trust, Inc., Cl. A	554,225	15,473,962
Colony Financial, Inc.	2,825,000	62,941,000
Digital Realty Trust, Inc.	42,500	2,932,075
Starwood Property Trust, Inc.	3,045,000	68,695,200

13        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Two Harbors Investment Corp.	3,075,000	$31,149,750
		234,811,987

Thrifts & Mortgage Finance—0.4%
MGIC Investment Corp.[1]	1,350,000	12,042,000
Radian Group, Inc.	897,600	15,124,560
		27,166,560

Health Care—6.8%
Health Care Equipment & Supplies—0.9%
Baxter International, Inc.	287,500	20,165,250
Medtronic, Inc.	520,000	35,443,200
		55,608,450

Health Care Providers & Services—0.8%
UnitedHealth Group, Inc.[2]	525,000	49,880,250

Pharmaceuticals—5.1%
AbbVie, Inc.	137,500	8,725,750
GlaxoSmithKline plc, Sponsored ADR[2]	905,000	41,168,450
Merck & Co., Inc.[2]	1,987,500	115,155,750
Pfizer, Inc.	3,757,500	112,537,125
Roche Holding AG, Sponsored ADR	75,000	2,760,750
Teva Pharmaceutical Industries Ltd., Sponsored ADR[2]	800,000	45,176,000
		325,523,825

Industrials—3.2%
Aerospace & Defense—1.0%
General Dynamics Corp.[2]	267,500	37,385,800
Textron, Inc.[2]	545,000	22,633,850
		60,019,650

Commercial Services & Supplies—0.8%
R.R. Donnelley & Sons Co.	2,860,000	49,907,000

Electrical Equipment—0.2%
General Cable Corp.	1,050,000	14,878,500

Industrial Conglomerates—0.4%
General Electric Co.	830,000	21,422,300

Machinery—0.4%
Navistar International Corp.[1]	711,690	25,172,475

Marine—0.2%
Costamare, Inc.	682,500	14,039,025

Road & Rail—0.2%
CSX Corp.[2]	380,000	13,539,400

Information Technology—5.2%
Communications Equipment—0.8%
Cisco Systems, Inc.	1,250,000	30,587,500

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	Shares	Value
Communications Equipment (Continued)
QUALCOMM, Inc.[2]	250,000	$19,627,500
		50,215,000

Semiconductors & Semiconductor Equipment—0.1%
Maxim Integrated Products, Inc.[2]	135,000	3,960,900

Software—1.9%
CA, Inc.	45,000	1,307,700
Microsoft Corp.[2]	2,537,500	119,135,625
		120,443,325

Technology Hardware, Storage & Peripherals—2.4%
Apple, Inc.[2]	1,260,000	136,080,000
EMC Corp.	300,000	8,619,000
Seagate Technology plc	157,500	9,895,725
		154,594,725

Materials—4.3%
Chemicals—1.2%
Celanese Corp., Series A	450,000	26,428,500
LyondellBasell Industries NV, Cl. A	195,000	17,867,850
Mosaic Co. (The)[2]	305,000	13,514,550
Potash Corp. of Saskatchewan, Inc.[2]	490,000	16,743,300
		74,554,200

Metals & Mining—0.7%
Allegheny Technologies, Inc.	537,947	17,671,559
Freeport-McMoRan, Inc.[2]	1,073,250	30,587,625
		48,259,184

Paper & Forest Products—2.4%
Domtar Corp.	1,482,500	60,886,275
International Paper Co.[2]	1,375,000	69,602,500
Louisiana-Pacific Corp.[1]	1,472,655	21,500,763
		151,989,538

Telecommunication Services—5.4%
Diversified Telecommunication Services—5.2%
AT&T, Inc.[2]	1,650,000	57,486,000
CenturyLink, Inc.[2]	3,215,000	133,358,200
Verizon Communications, Inc.	1,245,000	62,561,250
Windstream Holdings, Inc.	7,500,000	78,600,000
		332,005,450

Wireless Telecommunication Services—0.2%
Telephone & Data Systems, Inc.	389,250	9,980,370

Utilities—2.7%
Electric Utilities—2.6%
American Electric Power Co., Inc.	662,500	38,650,250
Edison International[2]	692,500	43,336,650
Exelon Corp.	297,500	10,885,525
FirstEnergy Corp.	900,000	33,606,000

15        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Electric Utilities (Continued)
PPL Corp.[2]	1,110,000	$38,838,900
		165,317,325

Independent Power and Renewable Electricity Producers—0.1%
NRG Energy, Inc.	240,000	7,195,200
Total Common Stocks (Cost $4,093,718,064)		5,133,061,220

Preferred Stocks—2.8%
Alcoa, Inc., 5.375% Cv., Non-Vtg.[1]	157,200	8,190,120
American Homes 4 Rent, 5% Cum., Series A, Non-Vtg.	498,900	12,307,863
American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	675,800	16,421,940
Beazer Homes USA, Inc., 7.50% Cv.	1,691,800	47,235,056
Dominion Resources, Inc., 6.375% Cv.	145,000	7,300,750
iStar Financial, Inc., 4.50% Cv., Non-Vtg.	753,200	46,148,564
Post Holdings, Inc., 2.50% Cv.[3]	13,825	1,077,486
Post Holdings, Inc., 3.75% Cv.[3]	109,900	9,877,812
Post Holdings, Inc., 5.25% Cv.[1]	372,550	31,490,646
Total Preferred Stocks (Cost $182,493,552)		180,050,237

	Units
Rights, Warrants and Certificates—0.2%
General Motors Co. Wts.Strike Price $18.33, Exp. 7/10/19[1]	187,500	2,675,625
Kinder Morgan, Inc. Wts.Strike Price $40, Exp. 5/25/17[1]	2,585,000	8,995,800
Total Rights, Warrants and Certificates (Cost $9,350,786)		11,671,425

	Principal Amount
Mortgage-Backed Obligations—0.1%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	$1,029,262	905,725
Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 5.369%, 5/20/36[4]	112,447	108,368
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 2.696%, 6/25/34[4]	180,175	179,896
Federal Home Loan Mortgage Corp. Gold Pool:
8.00%, 4/1/16	1,910	1,950
9.00%, 8/1/22	1,024	1,101
9.00%, 8/1/22	21	23
9.00%, 3/1/24	413	456
9.00%, 3/1/24	130	132
9.00%, 1/1/25	378	455
9.00%, 5/1/25	76	88
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 12.367%, 4/1/27[5]	109,193	17,679
Series 192, Cl. IO, 6.701%, 2/1/28[5]	31,699	6,015
Series 243, Cl. 6, 0.00%, 12/15/32[5,6]	117,616	22,303
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.13%, 6/1/26[7]	32,900	32,048
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	6,735	7,554
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130, Cl. SC, 50.03%, 3/15/29[5]	106,421	21,565
Series 2796, Cl. SD, 49.504%, 7/15/26[5]	150,647	27,350

16        OPPENHEIMER EQUITY INCOME FUND

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Assn. Pool:
7.50%, 1/1/33	$117,352	$136,811
8.50%, 7/1/32	6,240	7,241
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214, Cl. 2, 39.23%, 3/25/23[5]	188,704	31,946
Series 222, Cl. 2, 18.736%, 6/25/23[5]	236,084	51,198
Series 247, Cl. 2, 41.737%, 10/25/23[5]	66,529	16,368
Series 252, Cl. 2, 39.214%, 11/25/23[5]	219,700	38,950
Series 319, Cl. 2, 0.87%, 2/25/32[5]	56,867	10,480
Series 320, Cl. 2, 6.277%, 4/25/32[5]	324,510	65,356
Series 331, Cl. 9, 11.29%, 2/25/33[5]	26,480	5,962
Series 334, Cl. 17, 11.865%, 2/25/33[5]	126,530	27,327
Series 339, Cl. 12, 0.00%, 6/25/33[5,6]	230,401	48,750
Series 343, Cl. 13, 0.00%, 9/25/33[5,6]	225,102	43,079
Series 343, Cl. 18, 0.00%, 5/25/34[5,6]	33,471	5,744
Series 345, Cl. 9, 0.00%, 1/25/34[5,6]	190,818	37,843
Series 351, Cl. 10, 0.00%, 4/25/34[5,6]	54,780	10,738
Series 351, Cl. 8, 0.00%, 4/25/34[5,6]	115,485	19,130
Series 356, Cl. 10, 0.00%, 6/25/35[5,6]	86,905	18,379
Series 356, Cl. 12, 0.00%, 2/25/35[5,6]	42,331	7,061
Series 362, Cl. 13, 0.00%, 8/25/35[5,6]	498,729	80,789
Series 364, Cl. 16, 0.00%, 9/25/35[5,6]	190,958	32,565
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 27.27%, 12/18/31[5]	3,277	800
Series 2001-65, Cl. S, 22.777%, 11/25/31[5]	210,562	40,754
Series 2001-68, Cl. SC, 27.176%, 11/25/31[5]	2,064	411
Series 2001-81, Cl. S, 22.652%, 1/25/32[5]	52,555	11,491
Series 2002-47, Cl. NS, 30.063%, 4/25/32[5]	127,959	26,532
Series 2002-51, Cl. S, 30.261%, 8/25/32[5]	117,495	23,817
Series 2002-52, Cl. SD, 32.679%, 9/25/32[5]	165,998	35,048
Series 2002-7, Cl. SK, 21.566%, 1/25/32[5]	3,677	654
Series 2002-77, Cl. BS, 20.925%, 12/18/32[5]	6,902	1,509
Series 2002-77, Cl. SH, 32.62%, 12/18/32[5]	81,626	16,448
Series 2002-9, Cl. MS, 24.936%, 3/25/32[5]	79,331	16,808
Series 2002-90, Cl. SN, 25.619%, 8/25/32[5]	5,683	947
Series 2002-90, Cl. SY, 32.434%, 9/25/32[5]	3,082	507
Series 2003-4, Cl. S, 26.866%, 2/25/33[5]	125,786	27,118
Series 2003-46, Cl. IH, 0.00%, 6/25/23[5,6]	765,766	102,870
Series 2004-54, Cl. DS, 37.227%, 11/25/30[5]	147,398	25,566
Series 2005-14, Cl. SE, 36.857%, 3/25/35[5]	181,873	30,914
Series 2005-93, Cl. SI, 13.527%, 10/25/35[5]	109,575	19,951
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 4.88%, 9/25/23[7]	93,456	89,549
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	15,416	16,041
7.00%, 4/15/26	31,101	34,494
7.50%, 5/15/27	218,516	252,087
8.00%, 5/15/17	3,302	3,404
8.50%, 8/15/17	337	360
8.50%, 11/15/17	346	367
8.50%, 12/15/17	403	431

17        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Mortgage-Backed Obligations (Continued)
Government National Mortgage Assn. I Pool: (Continued)
8.50%, 12/15/17	$1,276	$1,356
Government National Mortgage Assn. II Pool, 1.625%, 3/20/26[4]	8,079	8,382
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-15, Cl. SM, 59.27%, 2/16/32[5]	199,863	34,290
JP Morgan Mortgage Trust, Series 2007-S3, Cl. 1A90, 7%, 8/25/37	476,274	440,441
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.643%, 4/21/34[4]	190,477	194,796
RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	43,827	44,360
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	30,344	24,097
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR14, Cl. 1A4, 2.357%, 12/25/35[4]	261,119	253,930
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.708%, 10/25/36[4]	247,189	240,851

Total Mortgage-Backed Obligations (Cost $4,056,459)		4,049,806

U.S. Government Obligation—0.0%
Federal Home Loan Mortgage Corp. Nts., 5.25%, 4/18/16 (Cost $437,526)	425,000	455,431

Non-Convertible Corporate Bonds and Notes—1.3%
Agrium, Inc., 6.125% Sr. Unsec. Unsub. Nts., 1/15/41	240,000	286,885
Airgas, Inc., 3.25% Sr. Unsec. Nts., 10/1/15	481,000	492,068
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	415,000	713,156
American Tower Corp., 7% Sr. Unsec. Nts., 10/15/17	370,000	419,246
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	343,000	412,662
Arrow Electronics, Inc., 3.375% Sr. Unsec. Nts., 11/1/15	990,000	1,014,323
Bank of America Corp.:
5.875% Sr. Unsec. Nts., 1/5/21	210,000	242,915
7.75% Jr. Sub. Nts., 5/14/38	369,000	514,539
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[3]	940,000	1,120,395
BNP Paribas SA, 5.186% Jr. Sub. Perpetual Bonds[3,4,8]	170,000	172,125
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	325,000	514,120
Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	365,000	452,457
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Nts., 5/1/40	143,000	170,789
Capital One Financial Corp., 4.75% Sr. Unsec. Nts., 7/15/21	262,000	288,770
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	344,000	401,813
CenturyLink, Inc., 7.60% Sr. Unsec. Nts., 9/15/39	193,000	195,895
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	462,000	529,905
5.875% Sr. Unsec. Unsub. Nts., 8/15/20	540,000	621,192
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	317,000	454,993
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	148,000	174,183
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	431,000	505,521
El Paso Pipeline Partners Operating Co. LLC, 6.50% Sr. Unsec. Nts., 4/1/20	782,000	898,496
Energizer Holdings, Inc., 4.70% Sr. Unsec. Nts., 5/19/21	552,000	564,451
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	461,000	486,087

18        OPPENHEIMER EQUITY INCOME FUND

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	$301,000	$315,081
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	317,000	354,372
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	465,000	523,706
General Electric Capital Corp., 6.375% Unsec. Sub. Nts., 11/15/67[4]	1,005,000	1,075,350
Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67[4,9]	631,000	623,901
Glencore Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	170,000	174,431
6.00% Sr. Unsec. Unsub. Nts., 10/15/15	411,000	430,070
Glencore Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[3]	78,000	84,419
Goldman Sachs Group, Inc. (The), 5.25% Sr. Unsec. Nts., 7/27/21	169,000	188,510
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	168,000	195,703
HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[4]	1,330,000	1,363,250
Huntington Bancshares, Inc., 7% Sub. Nts., 12/15/20	493,000	592,772
International Lease Finance Corp., 5.75% Sr. Unsec. Nts., 5/15/16	539,000	562,918
J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	15,370,000	12,718,675
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[4,8]	900,000	979,875
Juniper Networks, Inc., 5.95% Sr. Unsec. Nts., 3/15/41	219,000	243,236
Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16	419,000	433,708
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	373,000	432,196
Liberty Mutual Group, Inc., 5% Sr. Unsec. Nts., 6/1/21[3]	808,000	888,028
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[4]	1,102,000	1,126,795
Lloyds Bank plc, 6.50% Sub. Nts., 9/14/20[3]	598,000	692,468
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	354,000	442,129
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[3]	735,000	844,627
Marriott International, Inc., 6.20% Sr. Unsec. Nts., 6/15/16	580,000	626,804
MBIA Insurance Corp.:
11.491% Sub. Nts., 1/15/33[3,10]	34,085,000	23,603,863
11.491% Sub. Nts., 1/15/33[10]	100,000	69,250
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	288,000	354,457
Morgan Stanley:
5.50% Sr. Unsec. Nts., 7/24/20	218,000	246,883
5.55% Sr. Unsec. Nts., 4/27/17	1,275,000	1,396,914
Mylan, Inc., 6% Sr. Unsec. Nts., 11/15/18[3]	565,000	582,094
Nabors Industries, Inc., 6.15% Sr. Unsec. Nts., 2/15/18	680,000	766,454
Navient Corp., 6.25% Sr. Unsec. Nts., 1/25/16	739,000	770,408
Nexen Energy ULC, 6.40% Sr. Unsec. Unsub. Nts., 5/15/37	573,000	716,213
NII Capital Corp., 7.625% Sr. Unsec. Nts., 4/1/21[10]	13,530,000	2,773,650
Nomura Holdings, Inc., 4.125% Sr. Unsec. Nts., 1/19/16	520,000	539,379
Oncor Electric Delivery Co. LLC, 7% Sr. Sec. Nts., 9/1/22	470,000	596,791
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Nts., 12/1/40	323,000	387,661
PPL WEM Holdings Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	763,000	861,913
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	345,000	381,550
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	569,000	551,930
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[9]	930,000	931,163
Rowan Cos, Inc., 5% Sr. Unsec. Nts., 9/1/17	579,000	623,878
Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[3,4,8]	400,000	419,250
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[4,8,9]	1,077,000	1,134,889
Symantec Corp., 4.20% Sr. Unsec. Nts., 9/15/20	625,000	633,288
Texas-New Mexico Power Co., 6.95% Sec. Nts., 4/1/43[3]	540,000	721,297
Time Warner Entertainment Co. LP, 8.375% Sr. Unsec. Nts., 7/15/33	279,000	415,793

19        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Non-Convertible Corporate Bonds and Notes (Continued)
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds,
Series 1[4,8]	$243,000	$253,157
Vale Canada Ltd., 5.70% Sr. Unsec. Nts., 10/15/15	31,000	32,458
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	318,000	390,088
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/21	307,000	319,280
Wal-Mart Stores, Inc., 5.625% Sr. Unsec. Nts., 4/15/41	338,000	421,650
Weatherford International Ltd. (Bermuda), 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	576,000	628,899
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K4,8	382,000	419,780
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	563,000	583,635
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[3]	390,000	423,179
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[4,9]	598,000	645,840
Total Non-Convertible Corporate Bonds and Notes (Cost $80,018,162)		81,156,944
Convertible Corporate Bonds and Notes—7.7%
General Cable Corp., 4.50% Cv. Unsec. Sub. Nts., 11/15/29[4]	62,860,000	41,762,612
iStar Financial, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/16	10,985,000	14,356,022
MGIC Investment Corp.:
5.00% Cv. Sr. Unsec. Nts., 5/1/17	24,250,000	27,129,687
9.00% Cv. Jr. Sub. Nts., 4/1/63[3]	103,965,000	132,685,331
Micron Technology, Inc., 3% Cv. Sr. Unsec. Nts., 11/15/43	36,248,000	46,805,230
Molycorp, Inc., 6% Cv. Sr. Unsec. Nts., 9/1/17	15,250,000	5,490,000
Navistar International Corp.:
4.50% Cv. Sr. Sub. Nts., 10/15/18	42,395,000	41,537,052
4.75% Cv. Sr. Sub. Nts., 4/15/19[3]	20,723,000	20,735,952
Peabody Energy Corp., 4.75% Cv. Jr. Sub. Nts., 12/15/41	53,233,000	35,533,028
Radian Group, Inc., 2.25% Cv. Sr. Unsec. Nts., 3/1/19	33,498,000	54,643,613
United Airlines, Inc., 4.50% Cv. Sr. Unsec. Nts., 1/15/15	23,704,000	66,311,940
Total Convertible Corporate Bonds and Notes (Cost $411,644,663)		486,990,467
	Shares
Structured Securities—6.6%
Bank of America Corp., American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 11/3/14[3]	574,713	10,564,388
Bank of America Corp., Teva Pharmaceutical Industries Ltd. Equity Linked Nts., 2/4/15[3]	274,876	15,726,463
Barclays Bank plc, Radian Group, Inc. Yield Enhanced Equity Linked Debt Securities, 11/24/14	1,314,000	20,599,415
Barclays Bank plc, Teva Pharmaceutical Industries Ltd. Yield Enhanced Equity Linked Debt Securities, 3/12/15	200,000	11,065,912
Citigroup, Inc., Apple, Inc. Equity Linked Nts., 3/30/15[3]	243,575	26,054,386
Citigroup, Inc., J.C. Penney Co., Inc. Equity Linked Nts., 11/19/14[3]	1,645,444	13,251,099
Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 1/9/15	261,152	27,735,452
Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 12/3/14	39,915	28,725,266
Credit Suisse AG (New York Branch), Apple, Inc. Equity Linked Nts., 3/11/15	150,436	16,108,819
Credit Suisse AG (New York Branch), J.C. Penney Co., Inc. Equity Linked Nts., 11/21/14	1,054,350	8,527,765

20        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value
Structured Securities (Continued)
Credit Suisse AG (New York Branch), Louisiana-Pacific Corp. Equity Linked Nts., 5/1/15[11]	701,754	$10,156,839
Credit Suisse AG (New York Branch), Rite Aid Corp. Equity Linked Nts., 3/25/15	2,403,615	12,577,884
Credit Suisse AG (New York Branch), Standard Pacific Corp. Equity Linked Nts., 11/7/14	1,902,286	14,309,142
Deutsche Bank AG (London Branch), J.C. Penney Co., Inc. Equity Linked Nts., 12/24/14[3]	1,158,752	9,094,865
Deutsche Bank AG (London Branch). American Axle & Manufacturing Holdings, Inc. Equity Linked Nts., 3/11/15[3]	549,147	10,468,541
Goldman Sachs Group (The), Louisiana-Pacific Corp. Equity Linked Nts., 2/4/15[3,11]	694,658	10,120,692
Goldman Sachs Group (The), MBIA, Inc. Equity Linked Nts., 2/4/15[11]	1,059,680	10,199,030
Goldman Sachs Group, Inc. (The), Apple, Inc. Equity Linked Nts., 12/5/14[3]	31,495	22,828,314
Goldman Sachs Group, Inc. (The), Apple, Inc. Equity Linked Nts., 2/27/15[3]	197,765	21,137,716
Goldman Sachs Group, Inc. (The), MBIA, Inc. Equity Lnked Nts., 1/2/15[3]	844,238	8,409,478
Goldman Sachs Group, Inc. (The), Standard Pacific Corp. Equity Linked Nts., 3/9/15[3]	2,302,000	17,288,483
JPMorgan Chase & Co., Navistar International Corp. Equity Linked Nts., 11/25/14[3]	265,252	9,635,814
Merrill Lynch International & Co. CV Curacao, Standard Pacific Corp. Equity Linked Nts., 11/12/14	1,314,474	9,870,446
Merrill Lynch International & Co. CV, Apple, Inc. Equity Linked Nts., 12/9/14	23,171	17,111,185
Merrill Lynch International & Co. CV, Apple, Inc. Equity Linked Nts., 3/12/15[3]	152,125	16,251,528
Merrill Lynch International & Co. CV, Best Buy Co., Inc., Equity Linked Nts., 1/23/15[3]	472,144	15,955,132
Morgan Stanley, Rite Aid Corp. Performance Equity Linked Redemption Quarterly-pay Securities, 12/15/14[3]	1,726,766	9,392,763
Wells Fargo & Co., Navistar International Corp. Equity Linked Nts., 3/9/15[3]	379,367	13,554,569
Total Structured Securities (Cost $407,991,612)		416,721,386

		Exercise Price	Expiration Date		Contracts
Exchange-Traded Options Purchased—0.0%
AbbVie, Inc. Put[1]	USD	50.000	11/22/14	USD	1,500	6,000
Apache Corp. Put[1]	USD	72.500	1/17/15	USD	1,250	305,000
AT&T, Inc. Put[1]	USD	31.000	11/22/14	USD	2,000	6,000
Baxter International, Inc. Put[1]	USD	65.000	11/22/14	USD	3,000	30,000
Chevron Corp. Put[1]	USD	105.000	11/22/14	USD	4,000	44,000
Ensco plc Put[1]	USD	35.000	11/22/14	USD	1,750	35,000
Ensco plc Put[1]	USD	39.000	11/22/14	USD	3,500	227,500
General Electric Co. Put[1]	USD	24.000	11/22/14	USD	1,000	4,000
Genworth Financial, Inc. Put[1]	USD	12.000	11/22/14	USD	3,500	38,500
GlaxoSmithKline plc Put[1]	USD	42.000	11/22/14	USD	2,250	29,250
GlaxoSmithKline plc Put[1]	USD	42.000	12/20/14	USD	2,000	65,000
Halliburton Co. Put[1]	USD	47.500	11/22/14	USD	2,000	35,000
KB Home Put[1]	USD	15.000	12/20/14	USD	1,000	50,000

21        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

		Exercise Price	Expiration Date		Contracts	Value
Exchange-Traded Options Purchased (Continued)
KB Home Put[1]	USD	15.000	11/22/14	USD	1,000	$22,000
Marathon Oil Corp. Put[1]	USD	33.000	11/22/14	USD	2,500	92,500
Marathon Oil Corp. Put[1]	USD	32.000	11/22/14	USD	2,000	74,000
MBIA, Inc. Call[1]	USD	13.000	11/22/14	USD	5,000	17,500
Medtronic, Inc. Put[1]	USD	57.500	11/22/14	USD	2,500	17,500
Merck & Co., Inc. Put[1]	USD	50.000	12/20/14	USD	8,250	140,250
Merck & Co., Inc. Put[1]	USD	50.000	11/22/14	USD	3,500	31,500
MGIC Investment Corp. Put[1]	USD	7.000	11/22/14	USD	1,750	7,000
Micron Technology, Inc. Put[1]	USD	26.000	11/22/14	USD	4,000	20,000
UnitedHealth Group, Inc. Put[1]	USD	75.000	11/22/14	USD	1,500	8,250
Williams Cos., Inc. (The) Put[1]	USD	50.000	11/22/14	USD	250	10,500
Williams Cos., Inc. (The) Put[1]	USD	46.000	11/22/14	USD	2,500	52,500
Total Exchange-Traded Options Purchased (Cost $4,276,563)						1,368,750
					Shares
Investment Company—0.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[12,13] (Cost $47,505,748)					47,505,748	47,505,748
Total Investments, at Value (Cost $5,241,493,135)					100.7%	6,363,031,414
Net Other Assets (Liabilities)					(0.7)	(42,930,216)
Net Assets					100.0%	$6,320,101,198

Footnotes to Statement of Investments

1. Non-income producing security.

2. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $617,197,394. See Note 6 of the accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $424,524,470 or 6.72% of the Fund’s net assets as of October 31, 2014.

4. Represents the current interest rate for a variable or increasing rate security.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,063,012 or 0.02% of the Fund’s net assets as of October 31, 2014.

6. Interest rate is less than 0.0005%.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $121,597 or 0.00% of the Fund’s net assets as of October 31, 2014.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

22        OPPENHEIMER EQUITY INCOME FUND

Footnotes to Statements of Investments (Continued)

9. Restricted security. The aggregate value of restricted securities as of October 31, 2014 was $3,335,793, which represents 0.05% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Glen Meadow Pass-Through Trust, 6.505% Jr. Sub. Nts., 2/12/67	1/5/11	$539,967	$623,901	$83,934
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	11/10/10-5/20/11	932,054	931,163	(891)
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	3/10/10-5/06/11	996,032	1,134,889	138,857
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	2/24/11-7/26/11	600,502	645,840	45,338

		$3,068,555	$3,335,793	$267,238

10. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

11. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after October 31, 2014. See Note 1 of the accompanying Notes.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended October 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2013	Gross Additions	Gross Reductions	Shares October 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	86,179,484	781,838,161	820,511,897	47,505,748

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$47,505,748	$20,943

13. Rate shown is the 7-day yield as of October 31, 2014.

Exchange-Traded Options Written at October 31, 2014
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
American Axle & Manufacturing
Holdings, Inc. Put	USD	18.000	11/22/14	USD	(1,850)	$240,125	$(64,750)
Apache Corp. Put	USD	95.000	1/17/15	USD	(1,000)	1,276,933	(1,860,000)
Apple, Inc. Call	USD	108.000	11/22/14	USD	(1,000)	118,960	(159,000)
Apple, Inc. Call	USD	106.000	11/22/14	USD	(2,500)	472,536	(685,000)
Apple, Inc. Call	USD	105.000	11/22/14	USD	(5,000)	750,766	(1,725,000)
Apple, Inc. Call	USD	107.000	11/22/14	USD	(1,500)	171,389	(318,000)
Archer-Daniels-Midland Co. Call	USD	50.000	11/22/14	USD	(505)	36,345	(8,585)
Archer-Daniels-Midland Co. Call	USD	47.500	11/22/14	USD	(500)	21,531	(34,500)
Archer-Daniels-Midland Co. Call	USD	48.500	11/22/14	USD	(825)	29,500	(30,525)

23        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Continued

Exchange Traded Options Written (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Archer-Daniels-Midland Co. Call	USD	49.000	11/22/14	USD	(1,500)	$90,656	$(48,000)
Archer-Daniels-Midland Co. Call	USD	47.000	11/22/14	USD	(1,000)	38,271	(105,000)
Assured Guaranty Ltd. Put	USD	22.000	11/22/14	USD	(1,925)	282,544	(82,775)
Assured Guaranty Ltd. Put	USD	23.000	11/22/14	USD	(3,050)	480,591	(239,425)
Assured Guaranty Ltd. Put	USD	24.000	11/22/14	USD	(1,950)	516,764	(288,600)
Baxter International, Inc. Put	USD	72.500	12/20/14	USD	(1,900)	988,499	(627,000)
Baxter International, Inc. Put	USD	67.500	11/22/14	USD	(1,100)	150,700	(30,250)
Baxter International, Inc. Put	USD	72.500	11/22/14	USD	(1,000)	151,179	(262,500)
Beazer Homes USA, Inc. Put	USD	17.000	11/22/14	USD	(1,000)	95,960	(45,000)
Beazer Homes USA, Inc. Put	USD	18.000	1/17/15	USD	(225)	56,691	(32,400)
Beazer Homes USA, Inc. Put	USD	20.000	11/22/14	USD	(4,775)	1,436,367	(1,050,500)
Beazer Homes USA, Inc. Put	USD	18.000	11/22/14	USD	(2,000)	204,580	(160,000)
Best Buy Co., Inc. Call	USD	36.000	11/22/14	USD	(500)	24,190	(46,500)
Best Buy Co., Inc. Call	USD	37.000	11/22/14	USD	(2,000)	106,422	(132,000)
CenturyLink, Inc. Call	USD	43.000	11/22/14	USD	(3,000)	102,608	(81,000)
CenturyLink, Inc. Call	USD	42.000	11/22/14	USD	(250)	7,240	(14,750)
Chevron Corp. Put	USD	115.000	11/22/14	USD	(2,000)	519,914	(168,000)
CSX Corp. Call	USD	35.000	11/22/14	USD	(1,750)	100,063	(183,750)
CSX Corp. Call	USD	34.000	11/22/14	USD	(500)	28,451	(87,000)
CVS Caremark Corp. Call	USD	82.500	11/22/14	USD	(1,250)	125,455	(543,750)
Edison International Call	USD	62.500	11/22/14	USD	(2,000)	108,182	(200,000)
Edison International Call	USD	65.000	12/20/14	USD	(1,000)	43,961	(50,000)
Ensco plc Put	USD	55.000	12/20/14	USD	(1,840)	1,512,376	(2,824,400)
Ensco plc Put	USD	43.000	12/20/14	USD	(970)	650,914	(392,850)
Ensco plc Put	USD	50.000	12/20/14	USD	(694)	282,426	(770,340)
Ensco plc Put	USD	43.000	11/22/14	USD	(900)	172,763	(283,500)
Ensco plc Put	USD	40.000	12/20/14	USD	(75)	30,897	(18,375)
Ensco plc Put	USD	44.000	12/20/14	USD	(427)	108,013	(198,555)
ExxonMobil Corp. Put	USD	97.500	11/22/14	USD	(8,520)	5,905,398	(2,112,960)
Foot Locker, Inc. Call	USD	55.000	11/22/14	USD	(2,250)	780,650	(477,000)
Foot Locker, Inc. Call	USD	57.500	11/22/14	USD	(3,000)	319,105	(264,000)
Freeport-McMoRan, Inc. Call	USD	30.000	11/22/14	USD	(75)	2,922	(1,650)
General Dynamics Corp. Call	USD	135.000	11/22/14	USD	(2,500)	343,848	(1,275,000)
General Electric Co. Put	USD	25.000	11/22/14	USD	(1,000)	61,211	(12,000)
General Motors Co. Put	USD	38.000	12/20/14	USD	(750)	363,348	(543,000)
General Motors Co. Put	USD	36.000	12/20/14	USD	(1,919)	599,119	(945,108)
Genworth Financial, Inc. Put	USD	13.000	11/22/14	USD	(1,500)	53,942	(27,000)
Genworth Financial, Inc. Put	USD	13.000	12/20/14	USD	(6,500)	406,025	(221,000)
Genworth Financial, Inc. Put	USD	14.000	11/22/14	USD	(1,000)	131,959	(51,000)
Genworth Financial, Inc. Put	USD	14.000	12/20/14	USD	(13,311)	2,009,975	(891,837)
GlaxoSmithKline plc Call	USD	47.000	11/22/14	USD	(100)	2,396	(1,400)
GlaxoSmithKline plc Put	USD	45.000	11/22/14	USD	(4,000)	394,530	(300,000)
Halliburton Co. Put	USD	55.000	11/22/14	USD	(1,375)	449,565	(233,750)
International Paper Co. Call	USD	52.500	11/22/14	USD	(2,500)	117,020	(130,000)
J.C. Penney, Inc. Call	USD	9.000	11/22/14	USD	(1,000)	13,881	(8,000)
J.C. Penney, Inc. Call	USD	10.000	11/22/14	USD	(1,000)	51,961	(1,000)
KB Home Put	USD	16.000	11/22/14	USD	(2,000)	125,421	(142,000)
Kinder Morgan, Inc. Put	USD	37.500	11/22/14	USD	(1,375)	388,665	(61,875)
Kroger Co. (The) Call	USD	55.000	11/22/14	USD	(7,500)	487,665	(862,500)
Louisiana-Pacific Corp. Put	USD	14.000	11/22/14	USD	(2,000)	83,952	(60,000)
LyondellBasell Industries NV Call	USD	95.000	11/22/14	USD	(50)	3,698	(5,500)
M&T Bank Corp. Put	USD	120.000	11/22/14	USD	(50)	10,098	(4,600)
Marathon Oil Corp. Put	USD	40.000	1/17/15	USD	(5,500)	3,525,217	(2,970,000)

24        OPPENHEIMER EQUITY INCOME FUND

Exchange Traded Options Written (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Maxim Integrated Products, Inc. Call	USD	30.000	11/22/14	USD	(450)	$19,782	$(16,650)
Maxim Integrated Products, Inc. Call	USD	29.000	11/22/14	USD	(50)	2,948	(5,200)
MBIA, Inc. Put	USD	10.000	1/17/15	USD	(3,125)	453,918	(250,000)
MBIA, Inc. Put	USD	10.000	11/22/14	USD	(6,957)	902,107	(382,635)
MBIA, Inc. Put	USD	11.000	11/22/14	USD	(6,950)	1,129,364	(917,400)
MDC Holdings, Inc. Put	USD	29.000	12/20/14	USD	(2,000)	593,913	(1,010,000)
Medtronic, Inc. Put	USD	62.500	11/22/14	USD	(1,774)	225,053	(26,610)
Merck & Co., Inc. Put	USD	53.500	11/22/14	USD	(1,000)	99,960	(23,500)
Merck & Co., Inc. Call	USD	55.500	11/22/14	USD	(325)	30,639	(89,375)
Merck & Co., Inc. Put	USD	55.000	11/22/14	USD	(4,500)	523,919	(171,000)
Merck & Co., Inc. Call	USD	57.000	11/22/14	USD	(150)	8,541	(27,900)
Merck & Co., Inc. Put	USD	57.500	11/22/14	USD	(1,100)	209,305	(124,300)
Merck & Co., Inc. Call	USD	60.000	11/22/14	USD	(50)	2,198	(3,100)
Merck & Co., Inc. Call	USD	55.000	11/22/14	USD	(56)	8,230	(18,200)
Merck & Co., Inc. Put	USD	55.000	12/20/14	USD	(2,500)	354,593	(217,500)
Merck & Co., Inc. Put	USD	52.500	12/20/14	USD	(1,000)	94,160	(37,000)
Merck & Co., Inc. Put	USD	54.000	11/22/14	USD	(1,000)	144,959	(28,000)
MGIC Investment Corp. Put	USD	8.000	11/22/14	USD	(4,500)	168,075	(36,000)
Micron Technology, Inc. Put	USD	30.000	11/22/14	USD	(1,000)	45,961	(23,000)
Micron Technology, Inc. Put	USD	29.000	11/22/14	USD	(3,000)	548,876	(45,000)
Microsoft Corp. Call	USD	48.000	11/22/14	USD	(6,000)	310,015	(162,000)
Microsoft Corp. Call	USD	47.500	11/22/14	USD	(1,750)	36,833	(71,750)
Morgan Stanley Call	USD	36.000	11/22/14	USD	(1,000)	21,961	(26,000)
Mosaic Co. (The) Put	USD	50.000	12/20/14	USD	(120)	60,474	(74,400)
Mosaic Co. (The) Call	USD	45.500	11/22/14	USD	(1,500)	46,942	(51,000)
PepsiCo, Inc. Call	USD	97.500	11/22/14	USD	(1,250)	98,571	(67,500)
Pfizer, Inc. Put	USD	28.000	11/22/14	USD	(1,000)	36,971	(5,000)
Philip Morris International, Inc. Call	USD	87.500	11/22/14	USD	(2,550)	134,475	(459,000)
Potash Corp. of Saskatchewan, Inc.
Call	USD	35.000	11/22/14	USD	(3,250)	108,484	(91,000)
PPL Corp. Call	USD	34.000	11/22/14	USD	(250)	16,240	(29,375)
QUALCOMM, Inc. Call	USD	75.000	11/22/14	USD	(50)	6,248	(20,250)
Standard Pacific Corp. Put	USD	8.000	11/22/14	USD	(863)	55,198	(47,465)
Staples, Inc. Call	USD	13.000	11/22/14	USD	(2,250)	76,033	(81,000)
Target Corp. Call	USD	65.000	11/22/14	USD	(6,500)	250,527	(182,000)
Teva Pharmaceutical Industries Ltd.
Call	USD	55.000	11/22/14	USD	(1,000)	70,511	(202,000)
Teva Pharmaceutical Industries Ltd.
Call	USD	56.000	11/22/14	USD	(1,000)	69,261	(136,000)
Teva Pharmaceutical Industries Ltd.
Call	USD	55.500	11/22/14	USD	(3,500)	227,052	(612,500)
Teva Pharmaceutical Industries Ltd.
Call	USD	56.500	11/22/14	USD	(500)	27,980	(54,500)
Textron, Inc. Call	USD	42.000	11/22/14	USD	(500)	19,331	(37,000)
UnitedHealth Group, Inc. Put	USD	80.000	11/22/14	USD	(1,000)	146,959	(5,000)
UnitedHealth Group, Inc. Call	USD	94.000	11/22/14	USD	(2,750)	590,625	(563,750)
UnitedHealth Group, Inc. Call	USD	92.500	11/22/14	USD	(1,250)	57,656	(391,250)
Williams Cos., Inc. (The) Put	USD	57.500	11/22/14	USD	(2,425)	1,489,355	(683,850)

Total of Exchange-Traded Options Written						$37,690,536	$(32,959,720)

See accompanying Notes to Financial Statements.

25        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2014

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $5,193,987,387)	$6,315,525,666
Affiliated companies (cost $47,505,748)	47,505,748
6,363,031,414
Cash	2,731,704
Receivables and other assets:
Shares of beneficial interest sold	19,534,401
Investments sold	18,843,741
Interest and dividends	13,089,063
Other	272,696
Total assets	6,417,503,019
Liabilities
Options written, at value (premiums received $37,690,536)	32,959,720
Payables and other liabilities:
Investments purchased (including $29,973,187 purchased on a when-issued or delayed delivery basis)	49,122,105
Shares of beneficial interest redeemed	13,646,949
Distribution and service plan fees	1,192,422
Trustees’ compensation	399,709
Shareholder communications	27,440
Other	53,476
Total liabilities	97,401,821
Net Assets	$6,320,101,198

Composition of Net Assets
Par value of shares of beneficial interest	$19,526
Additional paid-in capital	4,968,984,445
Accumulated net investment loss	(15,788,524)
Accumulated net realized gain on investments	240,618,169
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,126,267,582
Net Assets	$6,320,101,198

26        OPPENHEIMER EQUITY INCOME FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $4,121,447,543 and 122,650,399 shares of beneficial interest outstanding)	$33.60
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$35.65

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $158,954,981 and 5,678,762 shares of beneficial interest outstanding)	$27.99

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,012,403,623 and 36,120,475 shares of beneficial interest outstanding)	$28.03

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $125,156,950 and 3,727,723 shares of beneficial interest outstanding)	$33.57

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $205,038,738 and 6,327,111 shares of beneficial interest outstanding)	$32.41

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $697,099,363 and 20,759,108 shares of beneficial interest outstanding)	$33.58

See accompanying Notes to Financial Statements.

27        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2014

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $904,164)	$179,478,225
Affiliated companies	20,943
Interest (net of foreign withholding taxes of $1,084)	22,385,641
Total investment income	201,884,809
Expenses
Management fees	31,993,616
Distribution and service plan fees:
Class A	9,856,486
Class B	1,671,259
Class C	9,356,867
Class R1	999,232
Transfer and shareholder servicing agent fees:
Class A	7,996,773
Class B	402,614
Class C	1,854,039
Class I	26,438
Class R1	485,871
Class Y	959,417
Shareholder communications:
Class A	246,133
Class B	21,182
Class C	61,289
Class I	850
Class R1	9,150
Class Y	12,383
Trustees’ compensation	130,291
Custodian fees and expenses	37,745
Other	676,016
Total expenses	66,797,651
Less waivers and reimbursements of expenses	(24,123)
Net expenses	66,773,528
Net Investment Income	135,111,281

28        OPPENHEIMER EQUITY INCOME FUND

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies (includes premiums on options exercised)	$304,507,830
Closing and expiration of option contracts written	95,595,801
Net realized gain	400,103,631
Net change in unrealized appreciation/depreciation on:
Investments	233,022,917
Translation of assets and liabilities denominated in foreign currencies	(972)
Option contracts written	(2,898,977)
Net change in unrealized appreciation/depreciation	230,122,968
Net Increase in Net Assets Resulting from Operations	$765,337,880

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

29        OPPENHEIMER EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2014	Year Ended October 31, 2013
Operations
Net investment income	$135,111,281	$105,502,369
Net realized gain	400,103,631	252,127,888
Net change in unrealized appreciation/depreciation	230,122,968	615,555,976
Net increase in net assets resulting from operations	765,337,880	973,186,233
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(113,128,097)	(86,102,360)
Class B	(4,428,841)	(3,959,576)
Class C	(24,661,251)	(16,106,656)
Class I	(2,631,065)	(926,195)
Class R1	(5,197,287)	(3,960,895)
Class Y	(14,461,727)	(8,068,147)
	(164,508,268)	(119,123,829)
Distributions from net realized gain:
Class A	(133,430,617)	(26,642,670)
Class B	(6,950,474)	(1,790,002)
Class C	(34,341,006)	(5,758,698)
Class I	(2,191,840)	(100,130)
Class R1	(6,743,063)	(1,368,886)
Class Y	(13,098,566)	(2,106,354)
	(196,755,566)	(37,766,740)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	86,669,799	663,130,448
Class B	(18,990,044)	(6,605,046)
Class C	153,182,685	233,752,259
Class I	59,270,424	42,440,350
Class R1	8,473,777	29,932,968
Class Y	302,864,877	112,261,454
	591,471,518	1,074,912,433
Net Assets
Total increase	995,545,564	1,891,208,097
Beginning of period	5,324,555,634	3,433,347,537
End of period (including accumulated net investment income (loss) of $(15,788,524) and $5,343,628, respectively)	$6,320,101,198	$5,324,555,634

1. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

30        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$31.35	$25.80	$22.95	$22.87	$19.23
Income (loss) from investment operations:
Net investment income[2]	0.78	0.75	0.61	0.51	0.40
Net realized and unrealized gain	3.50	5.89	2.97	0.11	3.65
Total from investment operations	4.28	6.64	3.58	0.62	4.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.92)	(0.82)	(0.73)	(0.54)	(0.41)
Distributions from net realized gain	(1.11)	(0.27)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(2.03)	(1.09)	(0.73)	(0.54)	(0.41)
Net asset value, end of period	$33.60	$31.35	$25.80	$22.95	$22.87

Total Return, at Net Asset Value[3]	14.19%	26.57%	15.94%	2.64%	21.25%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,121,447	$3,748,273	$2,494,276	$2,116,802	$918,456
Average net assets (in thousands)	$4,041,525	$3,048,993	$2,276,255	$1,591,296	$593,104
Ratios to average net assets:[4]
Net investment income	2.42%	2.62%	2.51%	2.13%	1.86%
Total expenses[5]	1.00%	1.01%	1.06%	1.09%	1.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.01%	1.06%	1.09%	1.21%
Portfolio turnover rate	40%	31%	30%	37%[6]	60%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	1.00%
Year Ended October 31, 2013	1.01%
Year Ended October 31, 2012	1.06%
Year Ended October 31, 2011	1.09%
Year Ended October 29, 2010	1.21%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

31        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class B	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$26.45	$21.95	$19.64	$19.68	$16.61
Income (loss) from investment operations:
Net investment income[2]	0.44	0.41	0.32	0.25	0.18
Net realized and unrealized gain	2.93	4.98	2.55	0.08	3.15
Total from investment operations	3.37	5.39	2.87	0.33	3.33
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.72)	(0.62)	(0.56)	(0.37)	(0.26)
Distributions from net realized gain	(1.11)	(0.27)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.83)	(0.89)	(0.56)	(0.37)	(0.26)
Net asset value, end of period	$27.99	$26.45	$21.95	$19.64	$19.68

Total Return, at Net Asset Value[3]	13.28%	25.35%	14.90%	1.61%	20.22%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,955	$168,407	$146,117	$128,777	$65,791
Average net assets (in thousands)	$166,435	$155,005	$138,448	$96,706	$48,363
Ratios to average net assets:[4]
Net investment income	1.64%	1.72%	1.56%	1.20%	0.96%
Total expenses[5]	1.81%	1.94%	2.02%	2.06%	2.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.94%	2.02%	2.02%	2.13%
Portfolio turnover rate	40%	31%	30%	37%6	60%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	1.81%
Year Ended October 31, 2013	1.94%
Year Ended October 31, 2012	2.02%
Year Ended October 31, 2011	2.06%
Year Ended October 29, 2010	2.25%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

32        OPPENHEIMER EQUITY INCOME FUND

Class C	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$26.50	$21.99	$19.68	$19.72	$16.65
Income (loss) from investment operations:
Net investment income[2]	0.44	0.45	0.35	0.28	0.19
Net realized and unrealized gain	2.94	5.00	2.55	0.09	3.16
Total from investment operations	3.38	5.45	2.90	0.37	3.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.74)	(0.67)	(0.59)	(0.41)	(0.28)
Distributions from net realized gain	(1.11)	(0.27)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.85)	(0.94)	(0.59)	(0.41)	(0.28)
Net asset value, end of period	$28.03	$26.50	$21.99	$19.68	$19.72

Total Return, at Net Asset Value[3]	13.33%	25.62%	15.05%	1.79%	20.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,012,404	$803,867	$458,291	$365,942	$128,951
Average net assets (in thousands)	$932,089	$607,483	$408,320	$269,739	$80,931
Ratios to average net assets:[4]
Net investment income	1.64%	1.83%	1.72%	1.36%	1.02%
Total expenses[5]	1.76%	1.77%	1.85%	1.86%	2.05%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.77%	1.85%	1.86%	2.05%
Portfolio turnover rate	40%	31%	30%	37%6	60%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	1.76%
Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.85%
Year Ended October 31, 2011	1.86%
Year Ended October 29, 2010	2.05%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

33        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Year Ended October 31, 2014	Year Ended October 31, 2013	Period Ended October 31, 2012[1]
Per Share Operating Data
Net asset value, beginning of period	$31.32	$25.78	$24.90
Income (loss) from investment operations:
Net investment income[2]	0.88	0.83	0.43
Net realized and unrealized gain	3.53	5.92	0.93
Total from investment operations	4.41	6.75	1.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.05)	(0.94)	(0.48)
Distributions from net realized gain	(1.11)	(0.27)	0.00
Total dividends and/or distributions to shareholders	(2.16)	(1.21)	(0.48)
Net asset value, end of period	$33.57	$31.32	$25.78

Total Return, at Net Asset Value[3]	14.66%	27.06%	5.57%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125,157	$59,332	$10,147
Average net assets (in thousands)	$87,786	$34,913	$414
Ratios to average net assets:[4]
Net investment income	2.73%	2.85%	2.73%
Total expenses[5]	0.59%	0.61%	0.63%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.59%	0.61%	0.63%
Portfolio turnover rate	40%	31%	30%

1. For the period from February 28, 2012 (inception of offering) to October 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	0.59%
Year Ended October 31, 2013	0.61%
Period Ended October 31, 2012	0.63%

See accompanying Notes to Financial Statements.

34        OPPENHEIMER EQUITY INCOME FUND

Class R	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]
Per Share Operating Data
Net asset value, beginning of period	$30.31	$24.99	$22.25	$22.21	$18.70
Income (loss) from investment operations:
Net investment income[2]	0.66	0.63	0.49	0.41	0.30
Net realized and unrealized gain	3.38	5.70	2.89	0.08	3.55
Total from investment operations	4.04	6.33	3.38	0.49	3.85
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.83)	(0.74)	(0.64)	(0.45)	(0.34)
Distributions from net realized gain	(1.11)	(0.27)	0.00	0.00	0.00
Total dividends and/or distributions to shareholders	(1.94)	(1.01)	(0.64)	(0.45)	(0.34)
Net asset value, end of period	$32.41	$30.31	$24.99	$22.25	$22.21

Total Return, at Net Asset Value[3]	13.85%	26.11%	15.51%	2.14%	20.77%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$205,039	$182,858	$124,081	$96,121	$40,582
Average net assets (in thousands)	$199,409	$150,952	$111,920	$73,231	$25,675
Ratios to average net assets:[4]
Net investment income	2.11%	2.27%	2.08%	1.73%	1.48%
Total expenses[5]	1.30%	1.36%	1.48%	1.55%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.36%	1.48%	1.50%	1.58%
Portfolio turnover rate	40%	31%	30%	37%[6]	60%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	1.30%
Year Ended October 31, 2013	1.36%
Year Ended October 31, 2012	1.48%
Year Ended October 31, 2011	1.55%
Year Ended October 29, 2010	1.83%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

35        OPPENHEIMER EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2011[1]
Per Share Operating Data
Net asset value, beginning of period	$31.34	$25.79	$22.94	$25.76
Income (loss) from investment operations:
Net investment income[2]	0.84	0.84	0.66	0.36
Net realized and unrealized gain (loss)	3.52	5.89	2.99	(2.78)
Total from investment operations	4.36	6.73	3.65	(2.42)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(1.01)	(0.91)	(0.80)	(0.40)
Distributions from net realized gain	(1.11)	(0.27)	0.00	0.00
Total dividends and/or distributions to shareholders	(2.12)	(1.18)	(0.80)	(0.40)
Net asset value, end of period	$33.58	$31.34	$25.79	$22.94

Total Return, at Net Asset Value[3]	14.46%	26.97%	16.30%	(9.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$697,099	$361,819	$200,436	$109,193
Average net assets (in thousands)	$487,585	$258,619	$131,940	$50,333
Ratios to average net assets:[4]
Net investment income	2.60%	2.89%	2.73%	2.32%
Total expenses[5]	0.75%	0.71%	0.76%	0.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.75%	0.71%	0.76%	0.80%
Portfolio turnover rate	40%	31%	30%	37%[6]

1. For the period from February 28, 2011 (inception of offering) to October 31, 2011.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended October 31, 2014	0.75%
Year Ended October 31, 2013	0.71%
Year Ended October 31, 2012	0.76%
Period Ended October 31, 2011	0.80%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended October 31, 2011	$—	$68,139,011

See accompanying Notes to Financial Statements.

36        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2014

1. Significant Accounting Policies

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

37        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of October 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$29,973,187

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of October 31, 2014 is as follows:

Cost	$30,231,296
Market Value	$26,446,763
Market Value as % of Net Assets	0.42%

38        OPPENHEIMER EQUITY INCOME FUND

1. Significant Accounting Policies (Continued)

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or

39        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$164,477,545	$202,396,276	$89,770,556	$1,058,258,781

1. As of October 31, 2014, the Fund had $63,322,525 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2017	$63,322,525

All of these losses are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $21,332,975 per year and have an expiration date of October 31, 2017.

2. The Fund had $26,448,031 of straddle losses which were deferred.

3. During the fiscal year ended October 31, 2014, the Fund utilized $21,332,975 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended October 31, 2013, the Fund utilized $21,332,975 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for October 31, 2014. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[5]
$36,261,357	$8,264,835	$44,526,192

40        OPPENHEIMER EQUITY INCOME FUND

1. Significant Accounting Policies (Continued)

5. $36,411,991, including $21,646,555 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended October 31, 2014 and October 31, 2013 was as follows:

	Year Ended October 31, 2014	Year Ended October 31, 2013

Distributions paid from:
Ordinary income	$254,958,087	$128,865,329
Long-term capital gain	106,305,747	28,025,240

Total	$361,263,834	$156,890,569

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,283,053,905
Federal tax cost of other investments	26,448,031

Total federal tax cost	$5,309,501,936

Gross unrealized appreciation	$1,218,057,395
Gross unrealized depreciation	(159,798,614)

Net unrealized appreciation	$1,058,258,781

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal

41        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when

42        OPPENHEIMER EQUITY INCOME FUND

2. Securities Valuation (Continued)

the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

43        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Security Type (Continued)	Standard inputs generally considered by third-party pricing vendors
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

44        OPPENHEIMER EQUITY INCOME FUND

2. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$881,807,625	$—	$—	$881,807,625
Consumer Staples	238,404,160	—	—	238,404,160
Energy	668,655,338	—	—	668,655,338
Financials	1,595,688,005	—	—	1,595,688,005
Health Care	431,012,525	—	—	431,012,525
Industrials	198,978,350	—	—	198,978,350
Information Technology	329,213,950	—	—	329,213,950
Materials	274,802,922	—	—	274,802,922
Telecommunication Services	341,985,820	—	—	341,985,820
Utilities	172,512,525	—	—	172,512,525
Preferred Stocks	122,946,375	57,103,862	—	180,050,237
Rights, Warrants and Certificates	11,671,425	—	—	11,671,425
Mortgage-Backed Obligations	—	4,049,806	—	4,049,806
U.S. Government Obligation	—	455,431	—	455,431
Non-Convertible Corporate Bonds and
Notes	—	81,156,944	—	81,156,944
Convertible Corporate Bonds and Notes	—	486,990,467	—	486,990,467
Structured Securities	—	416,721,386	—	416,721,386
Exchange-Traded Options Purchased	1,368,750	—	—	1,368,750
Investment Company	47,505,748	—	—	47,505,748

Total Assets	$5,316,553,518	$1,046,477,896	$—	$6,363,031,414

Liabilities Table
Other Financial Instruments:
Options written, at value	$(32,959,720)	$—	$—	$(32,959,720)

Total Liabilities	$(32,959,720)	$—	$—	$(32,959,720)

45        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.0001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	28,954,874	$929,967,066	44,058,350	$1,272,584,370
Dividends and/or distributions reinvested	7,320,767	229,684,433	3,861,959	103,823,368
Redeemed	(33,179,393)	(1,072,981,700)	(25,031,471)	(713,277,290)
Net increase	3,096,248	$86,669,799	22,888,838	$663,130,448

Class B
Sold	527,504	$14,119,917	1,072,954	$26,323,574
Dividends and/or distributions reinvested	412,049	10,770,325	242,309	5,423,354
Redeemed	(1,626,788)	(43,880,286)	(1,607,231)	(38,351,974)
Net decrease	(687,235)	$(18,990,044)	(291,968)	$(6,605,046)

Class C
Sold	9,462,490	$254,126,781	13,051,163	$321,164,661
Dividends and/or distributions reinvested	1,999,540	52,460,603	856,332	19,486,539
Redeemed	(5,676,585)	(153,404,699)	(4,410,736)	(106,898,941)
Net increase	5,785,445	$153,182,685	9,496,759	$233,752,259

Class I
Sold	2,165,533	$70,112,057	1,690,581	$47,799,309
Dividends and/or distributions reinvested	127,927	4,032,356	32,165	903,370
Redeemed	(459,945)	(14,873,989)	(222,094)	(6,262,329)
Net increase	1,833,515	$59,270,424	1,500,652	$42,440,350

Class R1
Sold	2,041,358	$63,272,262	2,588,728	$71,817,339
Dividends and/or distributions reinvested	363,027	10,987,311	185,993	4,820,526
Redeemed	(2,110,737)	(65,785,796)	(1,706,947)	(46,704,897)
Net increase	293,648	$8,473,777	1,067,774	$29,932,968

46        OPPENHEIMER EQUITY INCOME FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class Y
Sold	13,124,327	$429,226,516	7,590,332	$219,492,586
Dividends and/or distributions reinvested	710,600	22,493,536	286,727	7,766,987
Redeemed	(4,622,093)	(148,855,175)	(4,101,879)	(114,998,119)
Net increase	9,212,834	$302,864,877	3,775,180	$112,261,454

1. Effective July 1, 2014, Class N shares were renamed Class R.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$2,867,523,859	$2,341,745,868
U.S. government and government agency obligations	—	110,293

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $400 million	0.70%
Next $400 million	0.68
Next $400 million	0.65
Next $400 million	0.60
Next $400 million	0.55
Next $3.0 billion	0.50
Next $5.0 billion	0.45
Over $10.0 billion	0.42

The Fund’s management fee for the fiscal year ended October 31, 2014 was 0.54% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

47        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2014, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$37,741
Payments Made to Retired Trustees	28,731
Accumulated Liability as of October 31, 2014	205,162

The Fund’s board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay

48        OPPENHEIMER EQUITY INCOME FUND

5. Fees and Other Transactions with Affiliates (Continued)

dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
October 31, 2014	$1,957,425	$40,721	$201,890	$101,303	$6,370

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2014, the Manager waived fees and/or reimbursed the Fund $24,123 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, R and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class. The limit was removed on February 28, 2014.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

49        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

50        OPPENHEIMER EQUITY INCOME FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended October 31, 2014, the Fund had an ending monthly average market value of $1,242,904 and $710,403 on purchased call options and purchased put options, respectively.

51        OPPENHEIMER EQUITY INCOME FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the year ended October 31, 2014, the Fund had an ending monthly average market value of $4,767,166 and $15,025,584 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the year ended October 31, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of October 31, 2013	58,952	$8,369,646	169,269	$18,120,089
Options written	810,609	62,655,827	950,005	124,394,330
Options closed or expired	(519,511)	(39,069,351)	(554,246)	(56,526,450)
Options exercised	(265,564)	(25,215,367)	(439,733)	(55,038,188)

Options outstanding as of October 31, 2014	84,486	$6,740,755	125,295	$30,949,781

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial

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6. Risk Exposures and the Use of Derivative Instruments (Continued)

and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of October 31, 2014:

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NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Equity contracts	Investments, at value	$1,368,750	*	Options written, at value	$32,959,720

*Amounts relate to purchased option contracts.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of option contracts written	Total
Equity contracts	$ (19,287,041)	$ 95,595,801	$ 76,308,760

*Includes purchased option contracts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Total
Equity contracts	$(2,524,357)	$(2,898,978)	$(5,423,335)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of October 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

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8. Pending Litigation (Continued)

In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Equity Income Fund, including the statement of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Equity Income Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Denver, Colorado

December 22, 2014

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Capital gain distributions of $0.5971 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 11, 2013. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 42.59% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $156,649,950 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2014, the maximum amount allowable but not less than $35,902,707 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $152,822,931 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

58        OPPENHEIMER EQUITY INCOME FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Levine, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the large value category. The Board noted that the Fund’s one-, five-, and ten-year performance was better than its category median although its three-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large value funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATED TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Year of Birth: 1943	Director and Vice Chairman of Community Foundation of the Florida Keys (non-profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2005) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Actua Corporation (information technology company) (since October 2003); formerly, Independent Chairman GSK Employee Benefit Trust (April 2006-June2013); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959).

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David K. Downes, Continued	Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2009) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 52 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held

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TRUSTEES AND OFFICERS Unaudited / Continued

Elizabeth Krentzman, Continued	the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987 - 1991); former Chair of the Investment Management Subcommittee of the Washington, D.C. Bar. Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2009) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2009) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions

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Joanne Pace, Continued	at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 52 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Peter I. Wold, Trustee (since 2009) Year of Birth: 1948

Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 52 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. As a Trustee, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2009) Year of Birth: 1958	Chairman of the Sub-Adviser (since July 2014 and December 2009-December 2012) and Director of the Sub-Adviser (since January 2009); Chairman, Director and Chief Executive Officer (January 2013-June 2014) of the Manager; President of the Manager (January 2013-May 2013); Chief Executive Officer (January 2009-December 2012); President of the Sub-Adviser (May 2009-December 2012); Management Director (June 2009-June 2014), President (December 2009-June 2014) and Chief Executive Officer (January 2011-June 2014) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (March 2010-June 2014); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June

65        OPPENHEIMER EQUITY INCOME FUND

TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued

2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since December 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Levine, Steinmetz, Gabinet, Mss. Sexton and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Michael S. Levine, Vice President (since 2007) Year of Birth: 1965	Vice President of the Sub-Adviser (since June 1998) and Senior Portfolio Manager of the Sub-Adviser (since September 2000). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, President and Principal Executive Officer (since 2014) Year of Birth: 1958	CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 91 portfolios in the OppenheimerFunds complex.

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Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Jennifer Sexton, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

68        OPPENHEIMER EQUITY INCOME FUND

OPPENHEIMER EQUITY INCOME FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

69        OPPENHEIMER EQUITY INCOME FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct, our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

70        OPPENHEIMER EQUITY INCOME FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

71        OPPENHEIMER EQUITY INCOME FUND

OppenheimerFunds®

The Right Way
to Invest

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at **800 CALL OPP (225 5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Visit Us
oppenheimerfunds.com

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800 225 5677

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RA835.001.1014 December 22, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $33,200 in fiscal 2014 and $32,500 in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $1,042,959 in fiscal 2014 and $459,080 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: GIPS attestation procedures, system conversion testing, and entity reorganization

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $467,462 in fiscal 2014 and $581,620 in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,510,421 in fiscal 2014 and $1,040,700 in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	12/12/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	12/12/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/12/2014